UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________
FORM 8-K
________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
April 2, 2008
Date of Report
(Date of earliest event reported)
_______________________
ING USA Annuity and Life Insurance Company
(Exact name of registrant as specified in its charter)
________________________

Iowa	001-32625	41-0991508
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1475 Dunwoody Drive, West Chester, Pennsylvania		19380-1478
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (610) 425-3400

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits.

     The following document is filed with reference to and is hereby incorporated by reference into the Registration on Form S-3 (File No. 333-123457), as amended, of ING USA Annuity Life Insurance Company, filed with the Securities and Exchange Commission on March 18, 2005, as amended by Amendment No. 1, filed on April 22, 2005, Amendment No. 2 filed on May 17, 2005, Post-Effective Amendment No. 1 filed on June 16, 2006 and Post-Effective Amendment No. 2 filed on September 8, 2006.

(d) Exhibits

Exhibit No.	Description
Exhibit 23	Consent of Ernst & Young LLP, independent registered public accounting firm for ING USA Annuity and Life Insurance Company.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ING USA ANNUITY AND LIFE INSURANCE COMPANY

Date: April 2, 2008
By: /s/ Karen Czizik
Name: Karen Czizik
Title: Vice President

EXHIBIT INDEX

Exhibit	Description
Number

Exhibit 23	Consent of Ernst & Young LLP, independent registered public accounting firm for ING USA Annuity and Life Insurance Company.